Exhibit 99.1

Dynegy: A Company Review Dynegy Management Team June 2012

Forward-Looking Statements 2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, including its 2011 Form 10-K and first quarter 2012 Form 10-Q, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures This presentation contains references to non-GAAP financial measures including EBITDA, Adjusted EBITDA and Net Debt. Certain reconciliations of these measures to the most directly comparable GAAP measures to the extent available without unreasonable effort are contained herein. To the extent required, statements disclosing the utility and purposes of these measures are set forth in Item 7.01 to our current report on Form 8-K filed with the SEC on June 26, 2012, which is available on our website free of charge, www.dynegy.com.

Agenda 3 Opening Remarks Bob Flexon, President and Chief Executive Officer Portfolio Overview Kevin Howell, Executive Vice President and Chief Operating Officer Operations CoalCo Dan Thompson, Vice President – CoalCo Operations GasCo Marty Daley, Vice President – GasCo Operations Commercial Kevin Howell Regulatory Kevin Howell Financial Review Clint Freeland, Executive Vice President and Chief Financial Officer Summary and Discussion Bob Flexon

Carolyn Burke EVP and Chief Administrative Officer Prior Experience: J.P. Morgan – Global Controller, Commodities NRG Energy – VP & Corporate Controller, Financial Planning & Analysis Catherine Callaway EVP, General Counsel and Chief Compliance Officer Prior Experience: NRG Energy – General Counsel, NRG Gulf Coast Calpine – VP & Managing Counsel, Corporate Restructuring Reliant Energy – General Counsel Mario Alonso VP, Strategic Development Prior Experience: Dynegy – VP & Treasurer; VP, Mergers & Acquisitions Our Management Team 4 Bob Flexon President and Chief Executive Officer Prior Experience: UGI Corporation – CFO Foster Wheeler AG - CEO NRG Energy – CFO, COO Hercules and ARCO – various financial roles Clint Freeland EVP and Chief Financial Officer Prior Experience: NRG Energy – SVP, Strategy & Financial Structure, CFO, Treasurer Enron – Director, Finance Kevin Howell EVP and Chief Operating Officer Prior Experience: NRG Energy – Regional President, NRG Texas; CAO, EVP – Commercial Operations Dominion Resources, President – Dominion Clearinghouse Significant power industry experience with a track record of operational excellence, commercial and financial discipline, and financial management

Gas Segment Coal Segment Portfolio Characteristics 6,771 mws of which 4,404 mws are natural gas-fired combined-cycle generation Modern, efficient fleet adaptable to baseload or intermediate operations 2,980 mws coal fired generation located in Illinois Over $1 billion invested in environmental controls in last decade Majority of mws located in load pockets in California, Illinois and the East Coast One of the cleanest coal fleets in MISO where significant coal retirements are expected 11,600 mws of generation(1) primarily comprised of 2 segments: Our Asset Portfolio 5 Well maintained, environmentally compliant fleet (1) Roseton and Danskammer represent ~1700, mws; a sales process for those assets is underway

What Makes Dynegy’s Portfolio Unique 6 Positioned to generate positive cash flow in both high and low gas price environments When natural gas prices fall: When natural gas prices rise: The combined-cycle fleet expected to benefit from higher dispatch rates, displacing eastern coal-fired generation both on and off-peak The combined-cycle fleet expected to benefit from higher power pricing serving primarily on-peak power requirements The Illinois coal fleet should not get displaced due to limited combined-cycle generation in its dispatch market and its low generation cost The coal fleet expected to benefit from higher energy margins with each $1 rise in natural gas adding a potential $150 million in EBITDA per year

Dynegy Value Drivers 7 Dynegy's restructured balance sheet provides a strong foundation for success Commercial Fuel procurement and transportation expertise Commercial operations designed to protect and optimize cash flows Regulatory Regulatory effort advocating appropriate market design Involvement in policy shaping process Operations Safe, reliable operations with high “In Market Availability” Prior investment in environmental controls Financial Positioned to generate positive cash flow in both low and high gas environment PRIDE Initiative – driving $25 million in gross margin opportunities while lowering cost structure by over $84 million versus 2010 Dynegy: A Well-Built Foundation for Future Growth

Portfolio Overview

Coal and Gas Segments - Safety Remains Primary Area of Focus 9 Total Recordable Incident Rates (TRIR) Accountability, Communication, Execution (ACE) program launched company-wide Plant safety committees are raising their involvement LTIR and TRIR are below our goal and will continue receiving management’s considerable support and focus Total Lost Time Incident Rates (LTIR) Top Quartile is Current Goal

 Dynegy’s Diversified Asset Portfolio 10 11,596 MW Dispatch Diversity Peaking 25% Intermediate 44% Baseload 31% Geographic Diversity Midwest 44% Northeast 22% West 34% Gas Segment Coal Segment DNE Note: Roseton and Danskammer assets not included in the graphs due to upcoming sales process Fuel Diversity Gas-Fired 68% Fuel Iol 2% Coal 30%

11 Coal versus Combined Cycle – Dispatch Economics (1) Coal prices based on 2013 ICAP prices as of 5/31/2012 and internal estimates for rail costs. Delivered gas price based on $3.00 Henry Hub plus basis. VO&M based on Velocity Suite-Ventyx/internal estimates Hennepin Havana Wood River Baldwin Illinois Basin CCGT PRB CoalCo Total Dispatch Cost by Fuel Type(1) ~$16.50/MWh Coal and Combined Cycle Generation in MISO 11 Dynegy’s coal portfolio has limited CCGT competition and is highly competitive compared to other local coal generation Central App

Operations Overview- Coal Segment

Coal Segment Fleet Overview 13

Coal Segment Coal Plant Basics Coal Supply Conveyor Coal Bunker Coal Mill Boiler Steam Line Turbine Generator Cooling Water River/Reservoir Selective Catalytic Reduction Air Handler Electrostatic Precipitator Activated Carbon Injection Dry Scrubber Lime Slurry Injection Baghouse Forced Draft Fan Induced Draft Fan Stack High Voltage Transmission Lines 1 6 5 4 3 2 10 9 8 7 13 12 11 14 15 17 16 19 18 20 21 14

Coal Segment Well-Positioned in MISO Position on dispatch curve provides leverage in rising gas markets 15 Dispatch curve gets steeper as natural gas prices increase Max 2011 load: 103,730 Average 2011 load: 64,702 Min 2011 load: 41,500 0 10 20 30 40 50 60 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 Total Variable Production Cost ($/MWh) Cumulative Capacity MW MISO Genstack: $3.00 Gas COAL GAS PETRO OTHER NUC WATER RENEW Baldwin Wood River 5 Havana Wood River 4 Hennepin Hennepin Source: Energy Velocity

Coal Segment Strong In-Market Availability (IMA) 16 YTD May 2012: 93% 2011: 92% 2012 Target 2012 Target: 90% IMA Margin Performance As of May 31, 2012 2012 YTD 2011

Coal Segment Cost Structure Dynegy’s coal fleet burns 100% Powder River Basin Existing rail agreement expires 2013; negotiations underway PRIDE efforts target future cost improvements Dynegy completes its Consent Decree environmental requirements in 2012 Future environmental spend is for maintenance of backend pollution control equipment Spending reduced ~85% compared to average 2010-2012 Maintenance spend is for regular upkeep of the facilities Actively managing our cost structure 17

Coal Segment
Environmental Compliance Plan

DYNEGY

Coal Segment CSAPR SO_2 Allocations 2012/2014 (tons)


42,017
49,016
29,000
26,256
2011 Actual Emissions
2012-2013 Allowances
2013 Consent Decree SO_2 Cap
2014 Allowances

Regulation Highlights

- Cross State Air Pollution Rule (CSAPR)
  - Program stayed pending outcome of litigation
  - Expect lower emissions as environmental equipment on Baldwin and Havana units becomes operational
  - NOx allocations sufficient
- Hazardous Air Pollutant (HAPs)/ Maximum Achievable Control Technology (MACT)
  - Rule has been finalized
  - All units expected to be compliant
  - Alternative means of compliance for Wood River continues to be evaluated
- Coal Combustion Residuals (CCR)
  - Final rule not anticipated until 2013
  - Impact to Coal segment is predicated upon final rule
- EPA Proposed Clean Water Act Regulations(316(b))
  - Compliance period anticipated to begin between 2015-2020
  - Impact to coal segment is predicated upon final rule

Plant Environmental Plan by Regulation

	CSAPR *Anticipate effective in 2013*	HAPs/MACT *Effective April 2015*	CCR *Anticipate final rule - 2013*	316(b) *Anticipate final rule - 2012*
Baldwin 1	Allowances exceed emissions	Expected to meet limits	Ash pond	Under review
Baldwin 2	Allowances exceed emissions	Expected to meet limits	Ash pond	Under review
Baldwin 3	Allowances exceed emissions	Expected to meet limits	Ash pond	Under review
Havana 6	Allowances exceed emissions	Expected to meet limits	Ash pond	Under review; minor modifications expected
Hennepin 1-2	Covered by fleet allowances	Expected to meet limits	Landfill and ash pond	Under review; modifications expected
Wood River 4-5	Covered by fleet allowances	Testing w/alternative sorbents to meet proposed Hg limits	Ash pond	Under review; modifications expected

Coal segment fully compliant with all defined environmental rules

18

Coal Segment
Environmental Equipment

DYNEGY

	SO2	NOx			Mercury	Particulate Matter	
	Dry Scrubber	Low NOx burners	Overfire Air	SCR	Injection/Oxidation Systems	Electrostatic Precipitator	High Efficiency Baghouse
Baldwin 1	✓		✓	✓	✓	✓	✓
Baldwin 2 [(1)]	✓ (red)		✓	✓	✓	✓	✓ (red)
Baldwin 3	✓	✓	✓		✓	✓	✓
Havana 6	✓	✓	✓	✓	✓	✓	✓
Hennepin 1-2		✓	✓		✓	✓	✓
Wood River 4 [(2)]		✓	✓		✓ (red)	✓	
Wood River 5		✓	✓		✓	✓	

✓ (green) = Constructed ✓ (red) = To be or under construction

- Scrubbers will reduce SO2 rate to .1 lbs/MMBtu or less
- Low NOx burners and Overfire Air control NOx emissions during combustion and together can reduce NOx 40-60%
- SCRs are postcombustion controls that can reduce NOx an additional 75-86% when used in conjunction with Low NOx burners and Overfire Air
- Activated carbon injection or mercury oxidation systems can reduce mercury emissions to less than 0.0080 #Hg/GWh
- Electrostatic precipitators (ESPs) filter air for fine particulate matter
- High efficiency baghouses can filter >99% of particles not picked up by ESPs
- ESPs followed by baghouse allow re-use of ESP fly ash (i.e. activated carbon injected only into baghouse)

(1) Scrubbers and baghouses under construction; (2) Construct and operate Hg controls by 1/1/13

19

Operations Overview – Gas Segment

Gas Segment Fleet Overview 21 Casco Bay Independence Ontelaunee Kendall Morro Bay Moss Landing/ Oakland CCGT ISO-NE 540 mws CCGT NYISO 1,064 mws CCGT PJM 580 mws CCGT PJM 1,200 mws Peaker CAISO 650 mws CCGT/Peaker CAISO 1,020/1,674 mws

Gas Segment Combined-Cycle Plant Basics 22 2 6 1 4 5 3 8 11 9 7 13 12 10 14 Natural Gas Supply Air Intake Gas Turbine (2) Generator (2) Boiler Ammonia Injections to Selective Catalytic Reduction Stack Steam Line Steam Turbine Generator Cooling Towers Heat Exchanger (optional) Hot H2O to Industrial Customer High Voltage Transmission Lines

Gas Segment PJM: Lower Natural Gas Brings Coal-to-Gas Switching 23 Combined-cycle units displace more expensive coal units Combined-cycle units have seen increased dispatch as natural gas prices have fallen Max 2011 load: 158,043 Average 2011 load: 84,442 Min 2011 load: 50,645 0 10 20 30 40 50 60 70 80 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 Total Variable Production Cost ($/MWh) Cumulative Capacity MW PJM Genstack: $3.00 Gas COAL GAS PETRO OTHER NUC WATER RENEW Ontelaunee Kendall

Gas Segment CCGT’s: Strong In-Market Availability and Capacity Factors 24 YTD May 2012: 96% 2011: 94% Strong In-Market Availability (IMA) performance despite increased runtimes Coal-to-gas switching has led to increased runtimes in off-peak and shoulder hours Less cycling of units should improve reliability IMA Margin Performance As of May 31, 2012 CCGT YTD Capacity Factors by Unit 2012 Target: 98%

Gas Segment Cost Structure O&M cost control initiatives at fleet and plant levels (PRIDE) Fuel cost control through plant operations projects, heat-rate improvements, start fuel savings project and minimum generation reductions at several plants Increasing efficiency in an already efficient fleet 25 Service agreement initiative to reduce future costs Maintenance capital spend control through priority ranking process Environmental capital control addressed in in regulatory process development

Gas Segment
Environmental Compliance Plan

DYNEGY

Plant Environmental Plan by Regulation

	CSAPR	316(b)	NY NOx RACT Rule	CA Water Intake Policy	AB32
	Anticipate effective in 2013	*Anticipate final rule - 2012*	*Effective July 1, 2014*		*Effective 2013*
Casco Bay	N/A	Facility has closed cycle cooling, but minor modifications may be required	N/A	N/A	N/A
Independence	Sufficient allowances 2012 & 2014	N/A – Uses public water supply	SCR equipment currently in use	N/A	N/A
Kendall	Sufficient allowances 2012 & 2014	Facility has cooling towers, but minor modifications may be required	N/A	N/A	N/A
Ontelaunee	Sufficient allowances 2012 & 2014	N/A – Uses public water supply	N/A	N/A	N/A
Morro Bay	N/A	CA Water Intake Policy expected to be more stringent	N/A	Compliance by 12/31/15; Reviewing alternative technologies	Will need to procure California Carbon Allowances (CCA) if not under tolling arrangement
Moss Landing	N/A	CA Water Intake Policy expected to be more stringent	N/A	Compliance by 12/31/17; Reviewing alternative technologies	Moss Landing 1&2 will need to procure California Carbon Allowances (CCA)

Regulation Highlights

- CSAPR
  - Program stayed pending outcome of litigation
  - SO2 and NOx allowance allocations should exceed projected emissions unless increase in plant capacity factors
- 316(b)
  - Compliance period anticipated to begin between 2015-2020
  - For CA units, major modifications may be required; still under review
- NY NOx Reasonably Available Control Technology (RACT) Rule
  - Independence only facility impacted, existing SCR equipment meets requirements
- CA Water Intake Policy
  - Exploring alternative control measures at Moss Landing and Morro Bay that are commercially viable and capable of achieving compliance
- CA Global Warming Solutions Act (AB32)
  - Moss Landing 6 & 7 is not impacted; tolled units pass through carbon credit costs to tolling counterparty
  - The CCA market is currently an illiquid market, therefore, costs to Moss Landing 1&2 and Morro Bay (if not tolled) still under review

Gas segment well positioned to comply with environmental regulations

26

Commercial

Commercial Fuel Procurement 28 Coal Supply and Transport Hedged – Coal Segment (as of 6/18/12) Gas Supply Hedged – Gas Segment (as of 6/18/12) 2013 coal supply is contracted and hedged with a collar option Powder River Basin prices less volatile than other fuel commodities Current rail transportation contract at below-market prices; expires 2013 Negotiations currently underway for new contract For Gas portfolio, gas prices are locked in simultaneously with power sales (spark spreads) NYMEX, PRB and CAPP Comparison

Coal Assets Sell Power Swaps Manages downside price risk Limits upside if power prices increase Options Strategies Manage downside price risk Retains upside in portfolio Power Basis Risk Hedge at closest liquid trading hub Indy Hub – closest to plants; expect liquidity improvement in future Also trade at PJM-W, ADHub and NiHub Limited opportunity to manage with Firm Transmission Rights Note: Values are based upon expected on and off-peak generation as of 4/23/12 and 6/18/12 2012 2013 2012 2013 Commercial Power Hedging Strategy 29 Generation Hedged Position Coal Gas Value protection with upside participation Gas Assets Tolling Agreements Selectively toll plants when opportunity arises Sell Spark Spreads Buy gas swaps, sell power swaps Mitigates downside price risk Rebalance as prices fluctuate Options Strategies Manage downside price risk Retains upside in portfolio Power and Gas Basis Risk Hedge at closest liquid trading hub Unique factors that impact change in basis at each location Coal and Gas portfolios positioned to benefit from market improvements

Commercial 2013 Power and Spark Spread Pricing Trends 30 2013 power prices have traded within a relatively narrow range along with natural gas 2013 gas prices have been impacted by coal-to-gas switching economics Gas to power price correlations have declined with expanding market implied heat rates Along with capacity prices, spark spreads a component of gross margin for gas fleet 2013 sparks have increased while gas has declined due to less volatile power prices 2013 Power and Natural Gas Price Trends Spark Spread = Price of electricity less (natural gas x heat rate)

Regulatory

Overview of Regulatory Framework 32 Key Policy Makers Federal State Regional Executive: White House Governors’ Offices Legislative: Congress State Legislatures Judicial: US District Court State Courts Regulatory: FERC PUCs ISOs EPA DEPs The Regulatory framework in which we operate is highly complex and contains several layers: Market, energy and environmental policy Local politics and taxing authorities Differing and conflicting policies and regulations across states and regions Uncertain political environment in DC Complex regulatory framework requires multiple strategies with strong coordination

EPA Regulatory Roadmap

DYNEGY



2010
2011
2012
2013
2014
2015
2016
2017
2018
Mercury and Air Toxics Rule (affects coal plants)
Develop MATS
Compliance with MATS (new sources)
Compliance with MATS (existing sources)
Likely 4th year based on broad latitude given to states
Limited potential 5th year (case-specific)
Cross-State Air Pollution Rule (affects coal, gas plants - SO2 and NOx emissions) and other Air Rules
Develop CSAPR
CSAPR stayed
Potential compliance with CSAPR depending on outcome of litigation
Interim CAIR (CSAPR to replace Interim CAIR)
Ongoing development of Revised National Ambient Air Quality Standards (i.e. Ozone, PM2.5, SO2, NO2, NOx/SOx, CO)
GHG Rule (direct effect on new coal units; existing coal, gas units not yet affected)
Develop GHG NSPS for new plants
Compliance for new sources (effective for new sources upon publication of proposal in Federal Register)
Develop GHG NSPS for modified and existing plants
Estimated Compliance (existing and modified sources)
Coal ash rule (only coal)
Develop Coal Combustion Residuals Rule
Pre-compliance Period
Estimated Compliance
Cooling water intake – hits some coal, nukes, gas
Develop 316(b) Regulations
Pre-compliance Period
Phase-In of Compliance (up to 8 years)

Environmental rules on a collision course in 2015:
Dynegy has advantage with respect to MATS and CSAPR and is proactively managing issues

◆ Final Rule (publication date or court deadline) ◇ Final Rule (estimate; no deadline)

33

Dynegy’s Priority Regulatory Issues 34 Dynegy’s regulatory advocacy role focused on highest impact issues Revenue Drivers Cost Drivers Market Design Advance market designs that support competitive markets, particularly a capacity market design similar to PJM Generator Retirements Advocate retirements of uneconomic plants that do not meet proposed environmental rules without waivers or other interventions Coal Ash Advocate to both Federal and Illinois agencies for appropriate coal combustion residual and coal ash disposal regulations Once-Through Cooling (OTC) Work with California state agencies on compliance deadlines and Federal policy regulations on defining required control measures

MISO – Pursuing an Ideal Market Design

DYNEGY

Dynegy's coal segment is in MISO due to location in Ameren IL territory



Illinois

Northern IL = PJM

- Exelon (ComEd) joined PJM
- Exelon's companies operate in states (IL and PA) with deregulated, competitive industry structure
- PJM has attractive wholesale capacity market design:
  - ✓ Capacity Market (RPM)
  - ✓ Transparent retirement process
- PJM participants tend to include many pro-competition allies and states with restructured utilities

Southern IL = MISO

- Ameren (IL/MO) joined MISO
- Illinois = competitive market; Missouri = traditional regulated, cost-of service ratemaking with the vertically-integrated utility structure
- MISO lacks elements of PJM's attractive wholesale market design:
  - ✓ Ineffective capacity market; 90% of MISO's market region not pro-competition
  - ✓ Non-transparent retirement process

Using PJM auction results for Northern Illinois as an example, capacity revenues for our coal fleet would be ~$125 million higher in 2015 versus 2012

35

DYNEGY

Generator Retirements

- **Significant amount of generation expected to retire by 2015:**

MW and approximate percentage of total capacity[1]				
CAISO	**PJM**	**NYISO**	**ISO-NE**	**MISO**
1,000-2,300 (2-3%)	10,000-19,700 (5-10%)	1,000 – 2,000 (2-3%)	1,000-1,500 (2-3%)	10,000-14,600 (7-10%)

Illinois Coal Generation Comparison[2]


7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
AEE
DOM
DYN
EIX
Muni/Cogen
FGD Installed
FGD Under Construction
Retire
Unscrubbed

- **Dynegy leads state of Illinois in scrubbed coal generation**
  - EIX retirements expected in 2012
  - Ameren has requested postponing scrubber installation for ~1,200 mws
  - Using Dry Sorbent Injection increases generation cost by ~$5/MWh
  - NERC estimates for environmental controls range from ~$665MM/kw to ~$1,375MM/kw

- **Dynegy gas plants in PJM and NY also expected to benefit as coal retirements increase**

Dynegy to proactively advocate for a level playing field

(1) ISO Market Reports and company research (2) Ventyx and company research

36

Cost Drivers: Coal Ash and OTC

DYNEGY

Coal Ash

- Federal EPA proposed rules could potentially designate coal ash as hazardous and limit use of wet ash ponds
  - Final rules are expected by 2013/2014 with compliance by ~2018
- Current IL EPA initiative focus on accelerating ash pond closings
  - Two ash ponds at Vermilion (retired) to be closed between 2013 and 2015;
  - IL EPA previously determined that ash ponds at other Dynegy facilities are not required to close

Once Through Cooling

- CA Water In-take Policy establishes stringent technology standard to implement the Federal Clean Water Act Section 316(b)
  - Compliance deadlines have been set, technology standards have yet to be fully defined
- Current Federal EPA 316(b) rules could require upgrades at our IL plants intakes
  - Rule expected to be issued in July 2012
- Current initiative by Corps of Engineers is considering definition of "waters of the US" which may impact IL cooling ponds
  - Timing of guidance not expected before presidential election

Dynegy supports cost-effective solutions and is proactively working with Federal and State regulators to define appropriate rules

37

Financial Overview

PRIDE: Producing Results through Innovation by Dynegy Employees

DYNEGY

Fixed Cash Cost

2012 Target of $452M is $26M below 2011 Actual and $84M below 2010 Actual


$536 (1) (3)
$137
$399
$478 (2) (3)
$101
$377
$452
$96
$356
2010 Actuals
2011 Actuals
2012 Target
G&A
OPEX

- Approximately 25% in staffing reductions since 2010
- Targeted Opex reductions related to CoalCo activated carbon usage, reduced franchise taxes, and continued procurement initiatives
- Targeted G&A reductions driven by reduced rent expense due to HQ move, lower insurance costs, and various IT initiatives

Gross Margin

2012 Forecast of $25M is a $13M increase over 2011 Actual; On pace to meet the 2012 Target


$12
$12
$25
$13
$25
$13
2011 Actual
2012 Target
2012 Forecast

- On pace to meet the 2012 Target of $25M
- CoalCo and GasCo IMA and specific heat rate reduction projects primary driver of Gross Margin improvements
- Other projects include gas re-sourcing at Independence, and continued benefits from coal switching

Balance Sheet

2012 Forecast in line with 2012 Target of $100M


$376
$100
$100
2011 Actual
2012 Target
2012 Forecast

- On pace to meet $100M Target for 2012
- Key projects include increased First Lien usage, DPO improvements, and Asset Recovery initiative
- Cumulative improvements since PRIDE inception on target to reach $476M by EOY 2012

PRIDE - Driving EBITDA improvements and adding liquidity

(1) Excludes non-recurring G&A expense of $26 million for proposed transaction costs (2) Excludes non-recurring G&A of $33 million for proposed transaction cost, executive separation agreement expense and PSEG settlement (3) Excludes non-recurring OpEx of $51 million associated with the Roseton and Danskammer leases. The status of the leases and related obligations are subject to future determination.

39

Impact of New Cost Structure – What If 40 Go Forward Breakeven Natural Gas Price 2013 Adjusted EBITDA $1.60 - $1.70 Free Cash Flow $3.25 - $3.35 ~$154 million increase in Adjusted EBITDA and Cash Flow ~$312 million increase in Cash Flow... Cost structure improvement leads to Note: Forecasted numbers are based on Disclosure Statement filed June 18, 2012 In $MM In $MM In $MM

Economic Drivers: Avenues to Achieving > $500mm Adjusted EBITDA $320MM 2015 Adjusted EBITDA (Disclosure Statement) Natural Gas Prices (+/- $1 = ~$150MM) Coal Transport Contract Tolls Heat Rates (+/- .5HR = ~$35MM) 2015 Adjusted EBITDA (Potential) Adjusted EBITDA ($MMs) Multiple avenues for potential significant upside versus disclosure statement projections MISO Capacity Market PRIDE Initiatives 41 As compared to projections in Disclosure Statement (filed June 18, 2012)

Capital Structure at Emergence

DYNEGY

(in $MM)

Leverage Profile

Total Debt	$1,683
Less: Unrestricted Cash	($426)
Less: Restricted Cash	($606)
Total Net Debt	$651
Total Debt/2013 Adj EBITDA*	3.65x
Net Debt/2013 Adj EBITDA*	1.42x

IPP Comparison

	Net Debt/2013 Adj EBITDA**
GenOn	3.7x
NRG	5.1x
Calpine	4.8x

* Per Dynegy Holdings amended disclosure statement filed 6/18/2012

** Based on First Call mean estimates as of 6-21-12

Dynegy

Unrestricted Cash	$45
Restricted Cash	$27

Gas HoldCo

Unrestricted Cash	$156

Gas Opco

Debt	$1,089
Restricted Cash	$463
Unrestricted Cash	$17

Coal HoldCo

Unrestricted Cash	$121

Coal Opco

Debt	$594
Restricted Cash	$116
Unrestricted Cash	$87

Advantages

- $300 MM outside of ring-fenced entities available for capital allocation
- Restricted payments flexibility
- Callable in August 2013
- No financial covenants

Disadvantages

- Expensive (L+775bp)
- Unused collateral account restricts significant cash balances
- Intercompany cash movements/ service agreements cumbersome
- Limited revolver/LC facility capacity; no benefit cross-collateralization

Note: Above chart represents an abbreviated organizational structure; all cash estimates based on 5/4/2012 cash balances disclosed in Dynegy's Q1 form 10-Q less $100 million in transaction costs and $200 million in payments to creditors. Restricted cash consists solely of cash restricted due to current credit agreements. Debt balances as of 10/1/2012.

42

OPTION 1 OPTION 2 OPTION 3 Leave Opco term loans in place; establish Opco-level revolvers Refinance term loans at Opco level; establish Opco-level revolvers Refinance at parent company level and establish corporate revolver ADVANTAGES Maintain parent-level financial flexibility Significant restricted payments flexibility Free up restricted cash related to LC facilities No term loan refinancing cost ADVANTAGES Reduce interest rates on term loans Improve financial/investment flexibility Free up restricted cash ADVANTAGES Reduce interest rates on term loans Simplified/streamlined capital structure Remove cash traps/intercompany agreements Likely free up most/all restricted cash Maximum ability to allocate capital between CoalCo and GasCo DISADVANTAGES Maintain high interest rate (L+775bp) Unused collateral account structure remains 100% FCF recapture remains Limited investment basket Retain intercompany cash traps and cumbersome service agreements DISADVANTAGES Likely significantly different terms/ pricing between GasCo and CoalCo New financial covenants Retain intercompany cash traps and service agreements Cost of refinancing DISADVANTAGES New limitations on parent company financial flexibility Cost of refinancing Capital Structure Optimization 43 Evaluating all the options to optimize the capital structure

44 Positioning Dynegy for success throughout the commodity cycle Financial Approach to Cyclical Natural Gas Price Environment High natural gas... Low natural gas Financial discipline in low gas price environment to position for improvements in market prices:

Summary and Discussion

Dynegy: The Value Proposition 46 Dynegy: A Uniquely Positioned Independent Power Producer Dynegy’s modern, adaptable gas fleet and environmentally compliant coal fleet distinctively position the Company to be successful in both low and high gas markets supported by: Post-restructuring balance sheet that provides financial strength and flexibility Commercial and Risk Management expertise to protect and optimize cash flows Regulatory effort designed to realize appropriate investment returns on plant environmental controls Improved cost structure with scalable infrastructure Capital structure designed for a “low gas price” environment while providing financial flexibility to support the portfolio

Appendix

Coal Segment Baldwin 48 PJM Service Area MISO Reliability Area Baldwin Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 78% 89% 85% 2010 81% 89% 83% 2011 85% 92% 88% Plant Characterics... Unit 1 Unit 2 Unit 3 Capacity (MW) 600 600 600 Fuel Type Coal Coal Coal Heat Rate (btu/kWh) 9,881 9,977 10,171 Commercial Operation 1970 1973 1975 Scrubber Yes Yes Yes SCR Yes Yes Yes Carbon Injection Yes Yes Yes Baghouse Yes Yes Yes

Coal Segment Wood River 49 PJM Service Area MISO Reliability Area Wood River Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 67% 93% 92% 2010 90% 93% 94% 2011 85% 93% 92% Plant Characteristics... Unit 4 Unit 5 Capacity (MW) 90 356 Fuel Type Coal Coal Heat Rate (btu/kWh) 11,733 10,822 Commercial Operation 1954 1964 Scrubber No No SCR No No Carbon Injection Yes Yes Baghouse No No

Coal Segment Havana 50 PJM Service Area MISO Reliability Area Havana Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 53% 91% 72% 2010 80% 90% 91% 2011 78% 88% 89% Plant Characteristics... Unit 6 Capacity (MW) 441 Fuel Type Coal Heat Rate (btu/kWh) 11,310 Commercial Operation 1978 Scrubber Yes SCR Yes Carbon Injection Yes Baghouse Yes

Coal Segment Hennepin 51 PJM Service Area MISO Reliability Area Hennepin Plant Characteristics... Unit 1 Unit 2 Capacity (MW) 70 223 Fuel Type Coal Coal Heat Rate (btu/kWh) 11,168 9,894 Commercial Operation 1953 1959 Scrubber No No SCR No No Carbon Injection Yes Yes Baghouse Yes Yes Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 84% 94% 94% 2010 88% 94% 95% 2011 86% 95% 95%

Coal Segment
Consent Decree

DYNEGY

Consent Decree Progress

- Estimated total capital expenditures of ~$945 million
- Estimated remaining cash spend of ~$57 million as of 1Q12
  - ~$54 million cash spend in 2012; ~$3 million cash spend in 1Q2013
- Estimated go forward cost composition
  - Labor, 80%; Materials, 7%; Rental Equipment & Other, 13%
- Final project is to install a baghouse and scrubber on Baldwin 2
  - Scheduled to be completed in 2012

Consent Decree - Timeline



2010
2011
2012
Baldwin 3
Baldwin 1
Baldwin 2
Projects complete

Environmental progress to meet Consent Decree requirements and CSAPR and MACT compliance

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Gas Segment Tolling, Capacity and Other 53 Tolling Agreements Plant Contract Type Size (MW) Tenor Moss Landing 6&7 Tolling Agreement 1,509 Through 2013 Oakland RMR 165 Through Dec-2012 Independence Steam & Energy 44 Through Jan-2017 Kendall Tolling Agreement 50-85 Through Sep-2017 Capacity / Resource Adequacy Plant Contract Type Size (MW) Tenor Casco Bay ISO-NE Capacity Auction 425 Jun-2011 to May-2012 410 Jun-2012 to May-2013 488 Jun-2013 to May-2014 435 Jun-2014 to May-2015 445 Jun-2015 to May-2016 Kendall PJM Capacity Auction 976 Jun-2011 to May-2012 1,015 Jun-2012 to May-2013 1,008 Jun-2013 to May-2014 1,016 Jun-2014 to May-2015 Ontelaunee PJM Capacity Auction 491 Jun-2011 to May-2012 488 Jun-2012 to May-2013 504 Jun-2013 to May-2014 492 Jun-2014 to May-2015 Moss Landing 1 & 2 Resource Adequacy 310 Avg Bilateral RA Capacity Sold 2012 Independence ICAP - Con Ed 740 Through Nov-2014 ICAP - NYISO 173 May-2012 to Oct-2012

54 Gas Segment Casco Bay Casco Bay Unit 1 Capacity (MW) 538 Heat Rate (MMBtu/KWH) 7,000 Commercial Operation 2000 Turbine Manufacturer GE Boiler Manufacturer ABB Transmission Voltage (KV) 345 ISO ISO-NE Fuel Gas Fuel Delivery Maritime/DRACUT Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 52% * 94% 2010 59% 100% 95% 2011 39% 87% 71% Plant Characteristics...

55 Gas Segment Independence Independence Unit 1 Unit 2 Capacity (MW) 532 532 Heat Rate (MMBtu/KWH) 7,200 7,200 Commercial Operation 1994 1994 Turbine Manufacturer GE GE Boiler Manufacturer Vogt Vogt Transmission Voltage (KV) 345 345 ISO NYISO - C NYISO - C Fuel Gas Gas Fuel Delivery TransCanada TransCanada Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 34% * 89% 2010 40% 98% 86% 2011 36% 99% 87% Plant Characteristics...

Gas Segment Kendall 56 PJM Service Area MISO Reliability Area Kendall Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 19% * 95% 2010 17% 92% 90% 2011 22% 98% 93% Plant Characteristics... Unit 1 Unit 2 Unit 3 Unit 4 Capacity (MW) 300 300 300 300 Fuel Type NG NG NG NG Heat Rate (btu/kWh) 7,200 7,200 7,200 7,200 Commercial Operation 2002 2002 2002 2002 SCR Yes Yes Yes Yes Fuel Delivery: Chicago Citygate via ANR

57 Gas Segment Morro Bay Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 5% * 98% 2010 2% * 93% 2011 2% * 97% UNIT 3 UNIT 4 Capacity (MW) 345 345 Heat Rate (MMBtu/kWh) 9,400 9,400 Commercial Operation 1962 1963 Turbine Manufacturer West West Boiler Manufacturer B&W B&W Transmission Voltage (kV) 230 230 ISO Zone ZP26 ZP26 Fuel Natural Gas Natural Gas Fuel Delivery PG&E Citygate Plant Characteristics...

58 Gas Segment Moss Landing Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 41% * 88% 2010 36% 93% 90% 2011 19% 89% 86% UNIT 1 UNIT 2 UNIT 6 UNIT 7 Capacity (MW) 510 510 754 755 Heat Rate (MMBtu/kWh) 7,092 7,092 9,800 9,800 Commercial Operation 2002 2002 1968 1969 Turbine Manufacturer GE GE GE GE Boiler Manufacturer Alstom Alstom B&W B&W Transmission Voltage (kV) 230 230 500 500 ISO Zone NP15 NP15 NP15 NP15 Fuel Natural Gas Natural Gas Natural Gas Natural Gas Fuel Delivery PG&E Citygate Plant Characteristics...

59 Gas Segment Oakland Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 1% * 96% 2010 1% * 98% 2011 0% * 99% UNIT 1 UNIT 2 UNIT 3 Capacity (MW) 55 55 55 Heat Rate (MMBtu/kWh) 14,155 14,155 14,155 Commercial Operation 1978 1978 1978 Turbine Manufacturer Pratt Pratt Pratt Transmission Voltage (kV) 115 115 115 ISO Zone NP15 NP15 NP15 Fuel Fuel # 2 Fuel # 2 Fuel # 2 Fuel Delivery Kinder-Morgan Pipeline Plant Characteristics...

Gas Segment Ontelaunee 60 PJM Service Area MISO Reliability Area Ontelaunee Performance Snapshot Year Capacity Factor In-Market Availability Equivalent Availability Factor 2009 44% * 88% 2010 47% 92% 86% 2011 56% 94% 84% Plant Characteristics... Unit 1 Capacity (MW) 580 Fuel Type NG Heat Rate (btu/kWh) 7,200 Commercial Operation 2002 SCR Yes Fuel Delivery: Texas Eastern Zone M3

Gas Segment – CAISO Generation Stack 61 Max 2011 load: 34,290 Average 2011 load: 24,697 Min 2011 load: 18,463 0 10 20 30 40 50 60 70 80 0 10,000 20,000 30,000 40,000 50,000 60,000 Total Variable Production Cost ($/MWh) Cumulative Capacity MW CAISO Genstack: $3.00 Gas COAL GAS PETRO OTHER NUC WATER RENEW ML 6&7 Morro Bay Oakland Moss Landing 1&2 Moss Landing 6&7 Morro Bay

Gas Segment – ISO-NE Generation Stack 62 Max 2011 load: 27,329 Average 2011 load: 14,485 Min 2011 load: 8,089 0 10 20 30 40 50 60 70 80 0 5,000 10,000 15,000 20,000 25,000 30,000 Total Variable Production Cost ($/MWh) Cumulative Capacity MW ISO - NE Genstack: $3.00 Gas COAL GAS PETRO OTHER NUC WATER RENEW Casco Bay

Gas Segment – NYISO Generation Stack 63 Max 2011 load: 33,865 Average 2011 load: 18,645 Min 2011 load: 12,147 0 10 20 30 40 50 60 70 80 90 100 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Total Variable Production Cost ($/MWh) Cumulative Capacity MW NYISO Genstack: $3.00 Gas COAL GAS PETRO OTHER NUC WATER RENEW Independence

64 Danskammer Danskammer

 Unit 1 Unit 2 Unit 3 Unit 4 Capacity (MW) 65 61 137 232 Heat Rate (MMBtu/KWH) 12,000 12,000 9,800 9,900 Commercial Operation 1951 1954 1959 1967 Turbine Manufacturer GE GE GE GE Boiler Manufacturer CE CE CE CE Transmission Voltage (KV) 115 115 115 115 ISO NYISO - G NYISO - G NYISO - G NYISO - G Fuel Gas/Oil Gas/Oil Coal/Gas Coal/Gas Fuel Delivery Iroquois/CH Iroquois/CH Iroquois/CH Iroquois/CH

65 Roseton Roseton Unit 1 Unit 2 Capacity (MW) 605 605 Heat Rate (MMBtu/KWH) 10,500 10,500 Commercial Operation 1974 1974 Turbine Manufacturer GE GE Boiler Manufacturer CE CE Transmission Voltage (KV) 345 345 ISO NYISO -G NYISO -G Fuel Gas/Oil Gas/Oil Fuel Delivery Iroquois/CH Iroquois/CH

In light of the current restructuring efforts that may affect the company’s strategic plans, Dynegy does not intend to provide guidance estimates for 2012. Further, we have not updated nor do we intend to update, or otherwise revise, the financial projections (the “Projections”) provided in Dynegy’s Disclosure Statement related to the Third Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC, as modified, filed with the SEC by Dynegy in June 2012. Such Projections and any references to such projections in this presentation are presented solely for the purpose of providing “Adequate Information” under Section 1125 of the Bankruptcy Code and should not be used or relied upon for guidance or any other purpose, including the purchase or sale of securities of Dynegy. The company will reconsider at a later time whether it will provide guidance estimates for 2012 and future years. Financial Estimates 66

Capitalization as of 5/4/2012 Face Value At Market(1) ProForma Capitalization ($ in mm) Secured Debt $1,692 Secured Debt $1,692 Unsecured Debt 3,370 2,112 Unsecured Debt 0 Subordinated Debt 200 31 Subordinated Debt 0 Lease Settlement(2) 660 422 Lease Settlement 0 Total Debt $1,692 Market Cap 69 69 Equity Value 2,634 Less: Cash and Restricted Cash (1,332) Less: Cash and Restricted Cash(3) (1,032) Firm Value $4,553 Firm Value $3,294 IPP Comparison ($ in billions) Gross Debt Net Debt Net Debt/ Firm Value Dynegy(4) $1.7 $0.65 20% GenOn(4) 4.2 2.5 61% NRG(4) 10.2 9.0 72% Calpine(4) 10.5 9.4 53% ProForma Capitalization 67 (1) Market prices as of 6/21/2012: Unsecured Debt: 0.63 – 0.65, Subordinated Debt – .155, Lease Bonds – .64 (2) Reflects $550 for Lease Notes claim and $110 for PSEG Tax Indemnity Claim (3) Reflects $200mm cash payment to creditors and assumes $100mm in transaction costs/advisor fees (4) As of 3/31/2012 Dynegy’s capital structure at emergence positions the Company for success

Adjustments to EBITDA through 12/31/2011 Mark-to-Market revenue/expense One-time expenses related to potential mergers, bankruptcy, reorganization, restructuring expenses and separation contracts Non-cash extraordinary items, including impairments Change in Adjusted EBITDA Methodology 68 Adjustments to EBITDA beginning 1/1/2012 Up front premium and settlement asset/liability recognized at option expiration Sithe Amortization of ~$39M increase per year for various capacity and transport contracts Beginning Q4 2011, only mark-to-market revenue/expense related to hedges of underlying asset portfolio Non-cash extraordinary/one-time items, including impairments

Dynegy Generation Facilities

Portfolio/Facility[1]	*Location*	*Net Capacity[2]*	*Primary Fuel*	*Dispatch Type*	*Market Region*
Coal					
Baldwin	Baldwin, IL	1,800	Coal	Baseload	MISO
Havana[3]	Havana, IL	441	Coal	Baseload	MISO
Hennepin	Hennepin, IL	293	Coal	Baseload	MISO
Wood River Units 4-5	Alton, IL	446	Coal	Baseload	MISO
Oglesby	Oglesby, IL	63	Gas	Peaking	MISO
Stallings	Stallings, IL	89	Gas	Peaking	MISO
CoalCo TOTAL		**3,132**			
Gas					
Casco Bay	Veazie, ME	540	Gas - CCGT	Intermediate	ISO-NE
Independence	Scriba, NY	1,064	Gas - CCGT	Intermediate	NYISO
Kendall	Minooka, IL	1,200	Gas - CCGT	Intermediate	PJM
Ontelaunee	Ontelaunee Township, PA	580	Gas - CCGT	Intermediate	PJM
Moss Landing	Monterey County, CA				
Units 1-2		1,020	Gas - CCGT	Intermediate	CAISO
Units 6-7		1,509	Gas	Peaking	CAISO
Morro Bay [4]	Morro Bay, CA	650	Gas	Peaking	CAISO
Oakland	Oakland, CA	165	Oil	Peaking	CAISO
Black Mountain	Las Vegas, NV	43	Gas	Baseload	WECC
GasCo TOTAL		**6,771**			
DNE					
Danskammer	Newburgh, NY				
Units 1-2		123	Gas/Oil	Peaking	NYISO
Units 3-4[5]		370	Coal/Gas	Baseload	NYISO
Roseton [5]	Newburgh, NY	1,200	Gas/Oil	Peaking	NYISO
DNE TOTAL		**1,693**			
TOTAL GENERATION		**11,596**			

NOTES:

1) Dynegy owns 100% of each unit listed, except that it owns a 50% interest in the Black Mountain facility and the Danskammer Units 3 & 4 and Roseton facilities are leased and not owned. Total Net Capacity set forth in this table for Black Mountain includes only Dynegy's proportionate share of such unit's gross generating capacity.
2) Unit capabilities are based on winter capacity.
3) Represents Unit 6 generating capacity. Units 1-5, with a combined net generating capacity of 228 MW, are currently in mothball status and out of operation.
4) Represents Units 3 and 4 generating capacity. Units 1 and 2, with a combined net generating capacity of 352 MW, are currently in mothball status and out of operation.
5) Units were leased by a subsidiary of DH that is currently included in the Chapter 11 filing. Additional information can be found in the first quarter 2012 10Q, Note 3 – Chapter 11 Cases.

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